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                                                                   Exhibit 10.6

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PSA   THE BOND MARKET
      TRADE ASSOCIATION
                                    MASTER
                             REPURCHASE AGREEMENT
                            SEPTEMBER 1996 VERSION


                                                    Dated as of January 31, 1997

Between:

MERRILL LYNCH MORTGAGE CAPITAL INC.
and
MERRILL LYNCH CREDIT CORPORATION
and
NOVASTAR FINANCIAL, INC.



1. Applicability

   From time to time the parties hereto may enter into transactions in which one party ("Seller") agrees to transfer to the other ("Buyer") securities or other assets ("Securities") against the transfer of funds by Buyer, with a simultaneous agreement by Buyer to transfer to Seller such Securities at a date certain or on demand, against the transfer of funds by Seller. Each such transaction shall be referred to herein as a "Transaction" and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in Annex I hereto and in any other annexes identified herein or therein as applicable hereunder.

2. Definitions

   (a) "Act of Insolvency", with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment of election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, issuance of such a protective decree or the entry of an order having a similar effect, or
       (C) is not dismissed within 15 days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due;


   (b) "Additional Purchased Securities", Securities provided by Seller to Buyer pursuant to Paragraph 4(a) hereof;


   (c) "Buyer's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Buyer's Margin Percentage to the Repurchase Price for such Transaction as of such date;
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(d)  "Buyer's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Seller's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction;

(e)  "Confirmation", the meaning specified in Paragraph 3(b) hereof;

(f) "Income", with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon;

(g)  "Margin Deficit", the meaning specified in Paragraph 4(a) hereof;

(h)  "Margin Excess", the meaning specified in Paragraph 4(b) hereof;

(i) "Margin Notice Deadline", the time agreed to by the parties in the relevant Confirmation, Annex I hereto or otherwise as the deadline for giving notice requiring same-day satisfaction of margin maintenance obligations as provided in Paragraph 4 hereof (or, in the absence of any such agreement, the deadline for such purposes established in accordance with market practice);

(j) "Market Value", with respect to any Securities as of any date, the price for such Securities on such date obtained from a generally recognized source agreed to by the parties or the most recent closing bid quotation from such a source, plus accrued Income to the extent not included therein (other than any Income credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) as of such date (unless contrary to market practice for such Securities);

(k) "Price Differential", with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Purchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by the amount of such Price Differential previously paid by Seller to Buyer with respect to such Transaction);

(l) "Pricing Rate", the per annum percentage rate for determination of the Price differential;

(m) "Prime Rate", the prime rate of U.S. commercial banks as published in The Wall Street Journal (or, if more than one such rate is published, the average of such rates);

(n) "Purchase Date", the date on which Purchased Securities are to be transferred by Seller to Buyer;

(o) "Purchase Price", (i) on the Purchase Date, the price at which Purchased Securities are transferred by Seller to Buyer, and (ii) thereafter except where Buyer and Seller agree otherwise, such price increased by the amount of any such cash transferred by Buyer to Seller pursuant to Paragraph 4(b) hereof and decreased by the amount of any cash transferred by Seller to Buyer pursuant to Paragraph 4(a) hereof or applied to reduce Seller's obligations under clause (ii) of Paragraph 5 hereof;

(p) "Purchased Securities", the Securities transferred by Seller to Buyer in a Transaction hereunder, and any Securities substituted therefor in accordance with Paragraph 9 hereof. The term "Purchased Securities" with respect to any Transaction at any time also shall include Additional Purchased Securities delivered pursuant to Paragraph 4(a) hereof and shall exclude Securities returned pursuant to Paragraph 4(b) hereof;

(q) "Repurchase Date", the date on which Seller is to repurchase the Purchased Securities from Buyer, including any date determined by application of the provisions of Paragraph 3(c) or 11 hereof;

(r) "Repurchase Price", the price at which Purchased Securities are to be transferred from Buyer to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the Price Differential as of the date of such determination;

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     (s)  "Seller's Margin Amount", with respect to any Transaction as of any date, the amount obtained by application of the Seller's Margin Percentage to the Repurchase Price for such Transaction as of such date;

     (t) "Seller's Margin Percentage", with respect to any Transaction as of any date, a percentage (which may be equal to the Buyer's Margin Percentage) agreed to by Buyer and Seller or, in the absence of any such agreement, the percentage obtained by dividing the Market Value of the Purchased Securities on the Purchase Date by the Purchase Price on the Purchase Date for such Transaction.

3.   Initiation; Confirmation; Termination

     (a) An agreement to enter into a Transaction may be made orally or in writing at the initiation of either Buyer or Seller. On the Purchase Date for the Transaction, the Purchased Securities shall be transferred to Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

     (b) Upon agreeing to enter into a Transaction hereunder, Buyer or Seller (or both), as shall be agreed, shall promptly deliver to another party a written confirmation of each Transaction (a "Confirmation"). The Confirmation shall describe the Purchased Securities (including CUSIP number, if any), identify Buyer and Seller and set forth (i) the Purchase Date, (ii) the Purchase Price, (iii) the Repurchase Date, unless the Transaction is to be terminable on demand, (iv) the Pricing Rate or Repurchase Price applicable to the Transaction, and (v) any additional terms or conditions of the Transaction not inconsistent with this Agreement. The Confirmation, together with this Agreement, shall constitute conclusive evidence of the terms agreed between Buyer and Seller with respect to the Transaction to which the Confirmation relates, unless with respect to the Confirmation specific objection is made promptly after receipt thereof. In the event of any conflict between the terms of such Confirmation and this Agreement, this Agreement shall prevail.

     (c) In the case of Transactions terminable upon demand, such demand shall be made by Buyer or Seller, no later than such time as is customary in accordance with market practice, by telephone or otherwise on or prior to the business day on which such termination will be effective. On the date specified in such demand, or on the date fixed for termination in the case of Transactions having a fixed term, termination of the Transaction will be effected by transfer to Seller or its agent of the Purchased Securities and any income in respect thereof received by Buyer (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Paragraph 5 hereof) against the transfer of the Repurchase Price to an account of Buyer.

4.   Margin Maintenance

     (a) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party is acting as Buyer is less than the aggregate Buyer's Margin Amount for all such Transactions (a "Margin Deficit"), then Buyer may by notice to Seller require Seller in such Transactions, at Seller's option, to transfer to Buyer cash or additional Securities reasonably acceptable to Buyer ("Additional Purchased Securities"), so that the cash and aggregate Market Value of the Purchased Securities, including any such Additional Purchased Securities, will thereupon equal or exceed such aggregate Buyer's Margin Amount (decreased by the amount of any Margin Deficit as of such date arising from any Transactions in which such Buyer is acting as Seller).

     (b) If at any time the aggregate Market Value of all Purchased Securities subject to all Transactions in which a particular party hereto is acting as Seller exceeds the aggregate Seller's Margin Amount for all such Transactions at such time (a "Margin Excess"), then Seller may by notice to Buyer require Buyer in such Transactions, at Buyer's option, to transfer cash or Purchased Securities to Seller, so that the aggregate Market Value of the Purchased Securities, after deduction of any such

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          cash or any Purchased Securities so transferred, will thereupon not exceed such aggregate Seller's Margin Amount (increased by the amount of any Margin Excess as of such date arising from any Transactions in which such Seller is acting as Buyer.

     (c)  If any notice is given by Buyer or Seller under subparagraph (a) or
          (b) of this Paragraph at or before the Margin Notice Deadline on any business day, the party receiving such notice shall transfer cash or Additional Purchased Securities as provided in such subparagraph no later than the close of business in the relevant market on such day. If any such notice is given after the Margin Notice Deadline, the party receiving such notice shall transfer such cash or Securities no later than the close of business in the relevant market on the next business day following such notice.

     (d) Any cash transferred pursuant to this Paragraph shall be attributed to such Transactions as shall be agreed upon by Buyer and Seller.

     (e) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer or Seller (or both) under subparagraphs (a) and (b) of this Paragraph may be exercised only where a Margin Deficit or a Margin Excess, as the case may be, exceeds a specified dollar amount or a specified percentage of the Repurchase Prices for such Transactions (which amount or percentage shall be agreed to by Buyer and Seller prior to entering into any such Transactions).

     (f) Seller and Buyer may agree, with respect to any or all Transactions hereunder, that the respective rights of Buyer and Seller under subparagraphs (a) and (b) of this Paragraph to require the elimination of a Margin Deficit or a Margin Excess, as the case may be, may be exercised whenever such a Margin Deficit or a Margin Excess exists with respect to any single Transaction hereunder (calculated without regard to any other Transaction outstanding under this Agreement).

5.   Income Payments

     Seller shall be entitled to receive an amount equal to all Income paid or distributed on or in respect of the Securities that is not otherwise received by Seller, to the full extent it would be so entitled if the Securities had not been sold to Buyer. Buyer shall, as the parties may agree with respect to any Transaction (or, in the absence of any such agreement, as Buyer shall reasonably determine in its discretion), on the date such Income is paid or distributed either (i) transfer to or credit to the account of Seller such Income with respect to any Purchased Securities subject to such Transaction or (ii) with respect to Income paid in cash, apply the Income payment or payments to reduce the amount, if any, to be transferred to Buyer by Seller upon termination of such Transaction. Buyer shall not be obligated to take any action pursuant to the preceding sentence (A) to the extent that such action would result in the creation of a Margin Deficit, unless prior thereto or simultaneously therewith Seller transfers to Buyer cash or Additional Purchased Securities sufficient to eliminate such Margin Deficit, or (B) if an Event of Default with respect to Seller has occurred and is then continuing at the time such Income is paid or distributed.

6.   Security Interest

     Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, Seller shall be deemed to have pledged to Buyer as security for the performance by Seller of its obligations under each such Transaction, and shall be deemed to have granted to Buyer a security interest in all of the Purchased Securities with respect to all Transactions hereunder and all Income thereon and other proceeds thereof.

7.   Payment and Transfer

     Unless otherwise mutually agreed, all transfers of funds shall be in immediately available funds. All Securities transferred by one party hereto to the other party (i) shall be in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignments in blank and

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     such other documentation as the party receiving possession may reasonably request, (ii) shall be transferred on the book-entry system of a Federal Reserve Bank, or (iii) shall be transferred by any other method mutually acceptable to Seller and Buyer.

 8.  Segregation of Purchased Securities

     To the extend required by applicable law, all Purchased Securities in the possession of Seller shall be segregated from other securities in its possession and shall be identified as subject to this Agreement. Segregation may be accomplished by appropriate identification on the books and records of the holder, including a financial or securities intermediary or a clearing corporation. All of Seller's interest in the Purchased Securities shall pass to Buyer on the Purchase Date and, unless otherwise agreed by Buyer and Seller, nothing in this Agreement shall preclude Buyer from engaging in repurchase transactions with the Purchased Securities or otherwise selling, transferring, pledging or hypothecating the Purchased Securities, but no such transaction shall relieve Buyer of its obligations to transfer Purchased Securities to Seller pursuant to Paragraph 3, 4 and 11 hereof, or of Buyer's obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Paragraph 5 hereof.

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       Required Disclosure for Transactions in Which the Seller Retains
       Custody of the Purchased Securities

       Seller is not permitted to substitute other securities for those subject to this Agreement and therefore must keep Buyer's securities segregated at all times, unless in this Agreement Buyer grants Seller the right to substitute other securities. If Buyer grants the right to substitute, this means that Buyer's securities will likely be commingled with Seller's own securities during the trading day. Buyer is advised that, during any trading day that Buyer's securities are commingled with Seller's securities, they [will]* [may]** be subject to liens granted by Seller to [its clearing bank]* [third parties]** and may be used by Seller for deliveries on other securities transactions. Whenever the securities are commingled, Seller's ability to resegregate substitute securities for Buyer will be subject to Seller's ability to satisfy [the clearing]* [any]** lien or to obtain substitute securities.

     ------------------------------------------------------------------------

     * Language to be used under 17 C.F.R. (S)403.4(e) if Seller is a government securities broker or dealer other than a financial institution.

     ** Language to be used under 17 C.F.R. (S)403.5(d) if Seller is a financial institution.

9.   Substitution

     (a) Seller may, subject to agreement with and acceptance by Buyer, substitute other Securities for any Purchased Securities. Such substitution shall be made by transfer to buyer of such other Securities and transfer to Seller of such Purchased Securities. After substitution, the substituted Securities shall be deemed to be Purchased Securities.

     (b) In Transactions in which Seller retains custody of Purchased Securities, the parties expressly agree that Buyer shall be deemed, for purposes of subparagraph (a) of this Paragraph, to have agreed to and accepted in this Agreement substitution by Seller of other Securities for Purchased Securities; provided, however, that such other Securities shall have a Market Value at least equal to the Market Value of the Purchased Securities for which they are substituted.

10.  Representations

     Each of Buyer and Seller represents and warrants to the other that (f) it is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and per-




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    formance, (ii) it will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal), (iii) the person signing this Agreement on its behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) it has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to it or any agreement by which it is bound or by which any of its assets are affected. On the Purchase Date for any Transaction Buyer and Seller shall each be deemed to repeat all of the foregoing representations made by it.

11. Events of Default

    In the event that (i) Seller fails to transfer or Buyer fails to purchase Purchased Securities upon the applicable Purchase Date, (ii) Seller fails to repurchase or Buyer fails to transfer Purchased Securities upon this applicable Repurchase Date, (iii) Seller or Buyer fails to comply with Paragraph 4 hereof, (iv) Buyer fails, after one business day's notice, to comply with Paragraph 5 hereof, (v) an Act of insolvency occurs with respect to Seller or Buyer, (vi) any representation made by Seller or Buyer shall have been incorrect or untrue in any material respect when made or repeated or deemed to have been made or repeated, or (vii) Seller or Buyer shall admit to the other its inability to, or its intention not to, perform any of its obligations hereunder (each an "Event of Default"):

    (a) The nondefaulting party may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). The nondefaulting party shall (except upon the occurrence of an Act of Insolvency) give notice to the defaulting party of the exercise of such option as promptly as practicable.

    (b) In all Transactions in which the defaulting party is acting as Seller, if the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, (i) the defaulting party's obligations in such Transactions to repurchase all Purchased Securities, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Paragraph, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by the nondefaulting party and applied to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder, and (ii) the defaulting party shall immediately deliver to the nondefaulting party any Purchased Securities subject to such Transactions then in the defaulting party's possession or control.

    (c) In all Transactions in which the defaulting party is acting as Buyer, upon tender by the nondefaulting party of payment of the aggregate Repurchase Prices for all such Transactions, all right, title and interest in and entitlement to all Purchased Securities subject to such Transactions shall be deemed transferred to the nondefaulting party, and the defaulting party shall deliver all such Purchased Securities to the nondefaulting party.

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      (d)  If the nondefaulting party exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Paragraph, the nondefaulting party, without other notice to the defaulting party, may:

           (i) as to Transactions in which the defaulting party is acting as Seller, (A) immediately sell, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, any or all Purchased Securities subject to such Transactions and apply the proceeds thereof to the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder or (B) in its sole discretion elect, in lieu of selling all or a portion of such Purchased Securities, to give the defaulting party credit for such Purchased Securities in an amount equal to the price therefor on such date, obtained from a generally recognized source or the most recent closing bid quotation from such a source, against the aggregate unpaid Repurchase Prices and any other amounts owing by the defaulting party hereunder; and

           (ii) as to Transactions in which the defaulting party is acting as Buyer, (A) immediately purchase, in a recognized market (or otherwise in a commercially reasonable manner) at such price or prices as the nondefaulting party may reasonably deem satisfactory, securities ("Replacement Securities") of the same class and amount as any Purchased Securities that are not delivered by the defaulting party to the nondefaulting party as required hereunder or (B) in its sole discretion elect, in lieu of purchasing Replacement Securities, to be deemed to have purchased Replacement Securities at the price therefor on such date, obtained from a generally recognized source or the most recent closing offer quotation from such a source.

           Unless otherwise provided in Annex I, the parties acknowledge and agree that (1) the Securities subject to any Transaction hereunder are instruments traded in a recognized market, (2) in the absence of a generally recognized source for prices or bid or offer quotations for any Security, the nondefaulting party may establish the source therefor in its sole discretion and (3) all prices, bids and offers shall be determined together with accrued income (except to the extent contrary to market practice with respect to the relevant Securities).

     (e) As to Transactions in which the defaulting party is acting as Buyer, the defaulting party shall be liable to the nondefaulting party for any excess of the price paid (or deemed paid) by the nondefaulting party for Replacement Securities over the Repurchase Price for the Purchased Securities replaced thereby and for any amounts payable by the defaulting party under Paragraph 5 hereof or otherwise hereunder.

     (f) For purposes of this Paragraph 11, the Repurchase Price for each Transaction hereunder in respect of which the defaulting party is acting as Buyer shall not increase above the amount of such Repurchase Price for such Transaction determined, as of the date of the exercise or deemed exercise by the nondefaulting party of the option referred to in subparagraph (a) of this Paragraph.

     (g)   The defaulting party shall be liable to the nondefaulting party for
           (i) the amount of all reasonable legal or other expenses incurred by the nondefaulting party in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, cost or expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

      (h) To the extent permitted by applicable law, the defaulting party shall be liable to the nondefaulting party for interest on any amounts owing by the defaulting party hereunder, from the date the defaulting party becomes liable for such amounts hereunder until such amounts are (i) paid in full


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          by the defaulting party or (ii) satisfied in full by the exercise of the nondefaulting party's rights hereunder. Interest on any sum payable by the defaulting party to the nondefaulting party under this Paragraph 11(h) shall be at a rate equal to the greater of the Pricing Rate for the relevant Transaction or the Prime Rate.

     (i) The nondefaulting party shall have, in additional to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

12.  Single Agreement

     Buyer and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Buyer and Seller agree (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder, (ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect to any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

13.  Notices and Other Communications

     Any and all notices, statements, demands or other communications hereunder may be given by a party to the other by mail, facsimile, telegraph, messenger or otherwise to the address specified in Annex II hereto, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

14.  Entire Agreement; Severability

     This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

15.  Non-assignability; Termination

     (a) The rights and obligations of the parties under this Agreement and under any Transaction shall not be assigned by either party without the prior written consent of the other party, and any such assignment without the prior written consent of the other party shall be null and void. Subject to the foregoing, this Agreement and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. This Agreement may be terminated by either party upon giving written notice to the other, except that this Agreement shall, notwithstanding such notice, remain applicable to any Transactions then outstanding.

     (b) Subparagraph (a) of this Paragraph 15 shall not preclude a party from assigning, charging or otherwise dealing with all or any part of its interest in any sum payable to it under Paragraph 11 hereof.

16.  Governing Law

     This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

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17.  No Waivers, Etc.

     No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Paragraph 4(a) or 4(b) hereof will not constitute a waiver of any right to do so at a later date.

18.  Use of Employee Plan Assets

     (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

     (b) Subject to the last sentence of paragraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyer its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

     (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyer that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's financial condition which Seller has not disclosed to Buyer, and (ii) to agree to provide Buyer with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

19.  Intent

     (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

      (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Paragraph 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of this United States Code, as amended.

      (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract," as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

      (d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).


20. Disclosure Relating to Certain Federal Protections

    The parties acknowledge that they have been advised that:

    (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"); the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;


    (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

    (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.




MERRILL LYNCH MORTGAGE CAPITAL INC.     MERRILL LYNCH CREDIT CORPORATION

By:_______________________________     By:_______________________________

Title:____________________________     Title:____________________________

Date:_____________________________     Date:_____________________________



     NOVASTAR FINANCIAL, INC.

        /s/ Scott F. Hartman
By:_______________________________

             Chairman/CEO
Title:____________________________

            Jan. 31, 1997
Date:_____________________________

                                Amendment No. 1
                                      To
                          Master Repurchase Agreement
                                      and
                              Supplemental Terms


                                                     Dated as of April 22, 1997


Among:

     Merrill Lynch Mortgage Capital Inc.

and

     Merrill Lynch Credit Corporation

and

     NovaStar Financial Inc.


     1. APPLICABILITY.  This Amendment No. 1 (the "Amendment") to the Master
        -------------
Repurchase Agreement dated as of January 31, 1997 (the "Master Repurchase Agreement") and the Supplemental Terms thereto set forth in Annex 1 (the "Supplemental Terms" and collectively with the Master Repurchase Agreement, the "Agreement") modifies the Agreement and the terms and conditions under which the parties hereto and thereto, from time to time, enter into transactions.


    2. DEFINITIONS.
       -----------

    (a) Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

     (b) "D Quality Mortgage Loans" shall refer to Mortgage Loans that would be categorized as D quality under the standards set forth in the Seller's Origination Guide.

     (c) "Seller's Origination Guide" shall refer to the origination guidelines of Seller for first and second lien residential mortgage loans in the form most recently accepted in writing by Buyer.


     3. REPRESENTATIONS, WARRANTIES AND COVENANTS.
        -----------------------------------------

     (a) All representations, warranties and covenants made by Buyer and Seller shall from and after the date hereof be deemed to be made with respect to the Agreement as amended by this Amendment and be deemed to be made on and as of the date hereof and on and as of the Purchase Date of each Transaction.

     (b) Paragraph 15(c) of the Supplemental Terms is hereby amended by adding subparagraph "(xii)" as follows:

     "(xii) The aggregate outstanding Purchase Price for D Quality Mortgage Loans as of any date of determination shall not exceed 10% of the aggregate outstanding Purchase Price for all Purchased Securities under the Agreement."


     4. MAXIMUM TRANSACTION AMOUNT; TRANSACTIONS OPTIONAL.
        -------------------------------------------------

     (a) Paragraph 21(a) of the Supplemental Terms is hereby amended by deleting the dollar amount of $200,000,000 and substituting therefor the dollar amount of $300,000,000.

     (b) Paragraph 21 of the Supplemental Terms is hereby amended by adding subparagraph "(d)" as follows:

     "(d) The aggregate outstanding Repurchase Price for Purchased Securities that are D Quality Mortgage Loans shall not at any time exceed 10% of the aggregate outstanding Repurchase Price for all Purchased Securities under the Agreement."

     5. GOVERNING LAW. This Amendment shall be governed by the laws of the State
        -------------
of New York without given effect to the conflict of law principles thereof.


     6. COUNTERPARTS. This Amendment may be executed in any number of
        ------------
counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     7. RATIFICATION AND CONFIRMATION. As amended hereby, the Agreement is
        -----------------------------
hereby in all respects ratified and confirmed, and the Agreement as amended hereby shall be read, taken and construed as one and the same instrument.


     MERRILL LYNCH MORTGAGE                 NOVASTAR FINANCIAL, INC.
          CAPITAL INC.

By: ______________________________     By: ______________________________

Title: ___________________________     Title: ___________________________

Date: ____________________________     Date: ____________________________




       MERRILL LYNCH CREDIT
           CORPORATION

By: ______________________________

Title: ___________________________

Date: ____________________________

                                     ANNEX I

                      SUPPLEMENTAL TERMS AND CONDITIONS TO
                          MASTER REPURCHASE AGREEMENT,
                       DATED AS OF JANUARY 31, 1997, AMONG
                     MERRILL LYNCH MORTGAGE CAPITAL INC. AND
                        MERRILL LYNCH CREDIT CORPORATION
                          AND NOVASTAR FINANCIAL, INC.

1.   APPLICABILITY. These Supplemental Terms and Conditions (the "Supplemental
     -------------
     Terms") to Master Repurchase Agreement (the "Master Repurchase Agreement", and collectively with these Supplemental Terms, the "Agreement") modify the terms and conditions under which the parties hereto, from time to time, enter into Transactions. To the extent that these Supplemental Terms conflict with the terms of the Master Repurchase Agreement, these Supplemental Terms shall control.

2.   ADDITIONAL DEFINITIONS. Capitalized terms used herein and not otherwise
     ----------------------
     defined shall have the meanings set forth in the Master Repurchase Agreement. Capitalized terms used in the Master Repurchase Agreement whose definitions are modified in these Supplemental Terms shall, for all purposes of the Agreement, be deemed to have such modified definitions.

          "Acquisition Agreement" shall have the meaning set forth in Paragraph 3(b) of the Master Repurchase Agreement.

          "Act of Insolvency" shall have the meaning set forth in Paragraph 2(a) of the Master Repurchase Agreement except that the number of days indicated in clause (ii) (C) of such paragraph shall be changed to forty-five (45).

          "Affiliate" means with respect to any Person, a spouse of such Person, any relative (by blood, adoption or marriage) of such Person within the third degree, any director, officer, employee or partner of such Person, and any other Person, directly or indirectly controlling, controlled by or under common control with such Person, and any Affiliate of any of the foregoing. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of the Person, whether through the ownership of securities, by contract or otherwise.

          "Assignment" shall have the meaning set forth in Paragraph 3(b) of the Master Repurchase Agreement.

          "Business Day" shall mean any day excluding Saturday, Sunday and any day on which banks located in the States of New York or California are authorized or permitted to close for business. All references to "business day" in the Master Repurchase Agreement shall be deemed to be references to Business Day.

          "Buyer" shall refer to MLCC, in the case of Eligible Assets secured by second liens, and MLMCI in all other cases.

          "Buyer's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related
          Confirmation/Funding Request.

          "Confirmation/Funding Request" shall have the meaning of "Confirmation" as set forth in the Master Repurchase Agreement but shall be substantially in the form attached hereto as Exhibit A.

          "Custodian" shall refer to First Union National Bank of Maryland, or any permitted successor thereto pursuant to the Custody Agreement.

          "Custody Agreement" shall refer to a custody agreement pursuant to which the Custodian acts as bailee for Buyer.

          "Eligible Assets" shall refer to duly recorded first or second lien Mortgage Loans acquired pursuant to an Acquisition Agreement.

          "GAAP" shall mean generally accepted accounting principles consistently applied.

          "GAAP Net Worth" shall mean net worth determined in accordance with GAAP.

          "CLTV" shall mean the combined loan-to-value ratio calculated as a fraction, expressed as a percentage, the numerator of which is the original principal balance of the related Eligible Asset (together, in the case of an Eligible Asset constituting a second lien Mortgage Loan, with the related first lien mortgage loan) and the denominator of which is the lesser of the sales price and the appraised value of the related mortgaged property.

          "Market Value" shall mean, with respect to any Securities as of any date of determination, the value of such Securities on such date as determined in accordance with Paragraph 12 of these Supplemental Terms.

          "MLCC" shall refer to Merrill Lynch Credit Corporation.

          "MLMCI" shall refer to Merrill Lynch Mortgage Capital Inc.

          "Mortgage" shall mean a duly recorded first mortgage or first deed of trust on improved residential real property.

          "Mortgage Loan Schedule" shall have the meaning set forth in Paragraph 3(b) of the Master Repurchase Agreement.

          "Mortgage Loans" shall mean those first lien or second residential mortgage loans with respect to which Seller has deposited or caused to be deposited the Required Loan Documents (or portion thereof) with the Custodian as bailee under the Custody Agreement.

          "Mortgage Loan Income" shall mean income payable with respect to a Mortgage Loan including all amounts payable on account of such Mortgage Loan whether principal, interest, partial prepayments, prepayments in full, penalties, advance payments or expenses and whether payable by or from the Mortgagor or the servicer for such Mortgage Loan.

          "Person" means a corporation, association, partnership, organization, business, trust, individual, a government or political subdivision thereof, any governmental agency or any other entity.

          "Related Agreements" shall have the meaning set forth in Paragraph 3(b) of the Master Repurchase Agreement.

          "Required Loan Documents" shall refer to the documents required to be held by the Custodian as bailee under the Custody Agreement.

          "Securities" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to Mortgage Loans; provided,
                                                                --------
          however, that such Mortgage
          -------

          Loans shall not be deemed to be securities for the purposes of any securities or blue sky laws; provided further, however, that
                                                -------  -------
          "Securities" shall also refer to additional assets as Buyer may determine at its option and in its sole discretion as evidenced by an amendment to this Agreement.


          "Seller" shall refer to NovaStar Financial, Inc., a Maryland corporation.

          "Seller's Margin Amount" shall have the meaning set forth in the Master Repurchase Agreement except that the percentage referred to therein for each Transaction shall be specified in the related Confirmation/Funding Request.

          "Servicer" shall refer to New Century Mortgage Corporation, discharging its duties through Advanta Mortgage USA as sub-servicer, or such other FNMA-approved seller/servicer as Buyer may approve in its sole discretion as the servicer of a Mortgage Loan under a Servicing Agreement.

          "Servicing Agreement" shall have the meaning set forth in Paragraph 3(b) of the Master Repurchase Agreement.

          "Third Person" shall refer to any Person to whom Buyer transfers any portion of its interest in the Eligible Assets.

          "Transaction" shall, in addition to the definition set forth in the Master Repurchase Agreement, refer to substitutions pursuant to Paragraph 9 of the Master Repurchase Agreement.

          "Trust Receipt" shall refer to the Trust Receipt substantially in the form attached as an exhibit to the Custody Agreement.

3.   MODIFICATION OF PARAGRAPH 3(b) OF THE MASTER REPURCHASE AGREEMENT.
     -----------------------------------------------------------------
     Paragraph 3(b) of the Master Repurchase Agreement is amended by adding at the end of the first sentence of Paragraph 3(b):

          In the case of Transactions involving Securities that are Mortgage Loans, (a) copies of the documents governing the acquisition of such Mortgage Loans by Seller (the "Acquisition Agreement"), the servicing of such Mortgage Loans by Seller or a Servicer (the "Servicing Agreement"), and the custody of the Required Loan Documents (the Acquisition Agreement, the

          Servicing Agreement and the Custody Agreement, collectively, the "Related Agreements") together with any other documents reasonably requested by Buyer shall have been delivered to Buyer prior to the Purchase Date for such Mortgage Loans and such Related Agreements shall have been specifically approved by Buyer in writing, (b) the Purchased Securities shall be identified on a detailed listing to be provided by Seller to Buyer (a "Mortgage Loan Schedule") attached to an Assignment (as defined below), (c) the Confirmation/Funding Request shall identify (and shall have as exhibits thereto, if requested by Buyer) the applicable Related Agreements, (d) Seller shall have, in a Seller's Warranty Certificate ("Seller's Warranty Certificate") which shall be substantially in the form of Exhibit B hereto, made, restated and/or assigned, representations and warranties with respect to the Mortgage Loans, (e) the Required Loan Documents shall be delivered to and/or held by the Custodian pursuant to the terms of the Custody Agreement, pursuant to which Custody Agreement the Custodian shall, among other things, issue Trust Receipts in a form acceptable to Buyer, evidencing Custodian's retention of the Required Loan Documents as custodian for Buyer, (f) the Mortgage Loans shall be serviced for Buyer by the Servicer pursuant to the Servicing Agreement, and (g) an assignment agreement (the "Assignment"), substantially in the form of Exhibit C hereto or in such other form acceptable to Buyer shall have been executed by Buyer, Seller and the Servicer on the date hereof, whereby and wherein Seller shall have assigned to Buyer all of its right, title and interest in the Servicing Agreement to the extent of all related Purchased Securities hereunder.

4.   MODIFICATION OF PARAGRAPH 4 OF THE MASTER REPURCHASE AGREEMENT.
     --------------------------------------------------------------

     (a) Paragraph 4 of the Master Repurchase Agreement is hereby amended by adding the following sentence at the end of subparagraph (a):

                In case of a Margin Deficit with respect to Mortgage Loans, Seller shall transfer cash or Mortgage Loans to satisfy its obligations hereunder; provided, however, Seller may transfer Mortgage
                                 --------  -------
          Loans only to the extent that they have been reviewed by the Custodian pursuant to the Custody Agreement and the Custodian has furnished its Trust Receipt with respect thereto.

     (b) Paragraph 4(a) of the Master Repurchase Agreement is hereby further amended to provide that Seller shall transfer the cash or Mortgage Loans to Buyer (in the manner contemplated by the Agreement and the Custody Agreement) in accordance with Paragraph 24 of these Supplemental Terms.

5.   MODIFICATION OF PARAGRAPH 5 OF THE MASTER REPURCHASE AGREEMENT. Paragraph 5
     --------------------------------------------------------------
     of the Master Repurchase Agreement is hereby amended by adding the following after the last sentence of such Paragraph:

                If an Event of Default shall have occurred and be continuing, Seller shall collect, or cause to be collected, all Mortgage Loan Income on behalf of Buyer and, upon request of Buyer, shall forward such payments to Buyer immediately upon receipt.

6.   MODIFICATION OF PARAGRAPH 7 OF THE MASTER REPURCHASE AGREEMENT. Paragraph 7
     --------------------------------------------------------------
     of the Master Repurchase Agreement is hereby amended by adding the following after the last sentence of such Paragraph:

                Buyer shall disburse funds to an account specified in writing by Seller. In the case of Mortgage Loans, transfer of such Mortgage Loans to Buyer shall occur as of the date on which Buyer receives (i) the Trust Receipt of the Custodian and (ii) a list identifying the Servicer with respect to each such Mortgage Loan, if not otherwise set forth in the Trust Receipt.

                In the case of Mortgage Loans transferred by Buyer to a Third Person, Buyer shall send a notice to the Custodian and transfer of such Mortgage Loans to any Third Person shall occur when such Third Person receives the acknowledgment of the Custodian identifying such Mortgage Loans. Any Mortgage Loans repurchased by Seller pursuant to Paragraph 3(c) or 11(c) of the Master Repurchase Agreement shall be transferred to Seller or its agent upon the receipt by the Custodian from Buyer of a notice of transfer which confirms the release of Buyer's interest in any such Mortgage Loans.

7.   MODIFICATION OF PARAGRAPH 8 OF THE MASTER REPURCHASE AGREEMENT. Paragraph 8
     --------------------------------------------------------------
     of the Master Repurchase Agreement is amended by adding the following at the end of the last sentence thereof:

                In the case of Mortgage Loans, Buyer hereby grants to Seller the right to perform in Buyer's stead under any repurchase, reverse repurchase or similar transaction in which Buyer has sold, loaned or otherwise transferred the Mortgage Loans in the event that Buyer has defaulted on its obligation to repurchase or accept redelivery of such Mortgage Loans in conformity with the terms of any such transaction and so long as an Event of Default under the Agreement on the part of Seller shall not have occurred and be continuing.

8.   MODIFICATIONS OF PARAGRAPH 11 OF THE MASTER REPURCHASE AGREEMENT. Paragraph
     ----------------------------------------------------------------
     11 of the Master Repurchase Agreement is hereby further amended by adding new subsections (i), (j), (k) and (l) to such Paragraph:

                (i) Any sales of Purchased Securities, pursuant to Paragraph 11(d)(i) of the Agreement, which are Mortgage Loans may be effected in public or private sales as Buyer may reasonably deem appropriate and at such price or prices as Buyer may reasonably deem satisfactory. In the event Buyer elects in lieu of so selling such Purchased Securities to give Seller credit for such Purchased Securities, such credit shall be in an amount equal to the Market Value thereof as of the date of such acceleration.

                (j) If an Event of Default shall occur and be continuing, Buyer shall exercise reasonable efforts (the reasonableness of which shall be determined by Buyer in its discretion in light of the circumstances) to provide notice to Seller prior to exercising any remedy in respect of an Event of Default by Seller, provided, however,
                                                              --------  -------
          that notwithstanding anything in the Agreement to the contrary, Buyer shall not be required, prior to exercising any remedy in respect of an Event of Default by Seller, to give any notice otherwise required hereunder, if Buyer reasonably believes that (i) the Mortgage Loans then held by Buyer threaten to decline speedily in value or (ii) any delay occasioned by the giving of such notice will jeopardize Buyer's ability to recover, by sale of such Securities or otherwise, all or part of the then-outstanding amount of the Repurchase Price or of any other amounts owed to Buyer in connection therewith. If no prior notice is given, Buyer shall give notice to Seller of the remedies effected by Buyer promptly thereafter. Buyer may forthwith apply the cash, if any, then held by it as part of the Purchased Securities relating to any Transaction to the payment of the Repurchase Price, and, if there shall be no such cash or the cash so applied shall not be sufficient to pay in full the

          Repurchase Price, may thereafter collect, receive, appropriate, retain and realize upon the Purchased Securities, or any part thereof, and may forthwith sell, assign, contract to sell, or otherwise dispose of and deliver the Purchased Securities, or any part thereof, in one or more parcels at such public or private sale or sales, at such place or places, at such price or prices and upon such other terms and conditions as Buyer may deem best (provided, however, that Buyer shall act in a commercially reasonable manner), for cash or on credit or for future delivery without assumption of any credit risk, with the right of Buyer upon any such sale or sales to purchase all or any part of the Purchased Securities so sold. Upon any sale, transfer or other disposition of the Purchased Securities pursuant hereto Buyer shall have the right to deliver, assign and transfer to the transferee thereof the Purchased Securities so sold. Each transferee upon any such transfer or other disposition shall hold the property thereby acquired by it absolutely free from any claim or right of any kind, including any equity or rights of redemption, of Seller, who hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute whether now existing or hereafter adopted (in the latter case, to the extent permitted thereby). Seller agrees that Buyer need give only such notice of the time and place of any public or private sale (including any adjourned private sale) or other intended disposition as may be required by market conditions and standards of commercial reasonableness and that Buyer need not in any event give more than five (5) days' notice that such sale or disposition is to take place. Seller agrees that the notice provided for in the preceding sentence is reasonable notification of such matters.

                Buyer shall not be obligated to make any sale pursuant to any such notice. Buyer may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned, provided that Buyer shall act in a commercially reasonable manner. In case of any sale of all or any part of the Purchased Securities on credit or for future delivery, the Purchased Securities so sold may be retained by Buyer until the selling price is paid by the purchaser thereof, but Buyer shall not incur any liability in case of the failure of such purchaser to take up and pay for the

          Purchased Securities so sold, and, in case of any such failure, such Purchased Securities may again be sold upon like notice. Buyer, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the lien and security interest created hereby and sell the Purchased Securities, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                (k) Buyer shall have no obligation to realize upon any Purchased Securities, except through proper application of any distributions with respect to the Purchased Securities made directly to Buyer or its agent(s). Seller hereby waives the defense of impairment of the Purchased Securities; provided, however, that Buyer shall act in a
                                --------  -------
          commercially reasonable manner. Buyer may in its sole discretion elect to realize upon all or a portion of the Purchased Securities by giving Seller credit for such Purchased Securities, which credit shall be in an amount equal to the Market Value thereof as of the date of acceleration.

                (l) Any purchases of Replacement Securities, pursuant to Paragraph 11(d)(ii) of the Agreement, which are Mortgage Loans shall be of the same or similar type, maturity and amount as the Purchased Securities that are not delivered by Buyer and may be effected in purchases in a commercially reasonable manner at such price or prices as Seller may reasonably deem appropriate. In the event Seller elects in lieu of so purchasing such Replacement Securities to be deemed to have purchased Replacement Securities in a commercially reasonable manner as provided in Paragraph 11(d)(ii), such Replacement Securities shall be deemed to have been purchased at the Market Value thereof.

9.   DISBURSEMENT OF FUNDS. Seller may request that the parties enter into a
     ---------------------
     transaction hereunder by making a written request for the purchase and sale of Eligible Assets, either by mail or facsimile transmission, to Buyer. Subject to Paragraph 3(b) of the Master Repurchase Agreement and provided that Buyer has agreed to enter into a Transaction under the Agreement, Buyer shall pay the related Purchase Price within one (1) day of receipt of such notice, so long as the terms and conditions of the Agreement are fully satisfied and no Event of Default hereunder shall have occurred and be continuing. The amount of any such Purchase Price of Eligible Assets shall be in a minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof.

10.  CONFIRMATIONS.

     (a) Each Confirmation shall be binding upon Seller and Buyer unless written notice of objection is given by the objecting party to the other party within one (1) business day after the objecting party's receipt of such Confirmation.

     (b) Buyer may, but shall not be required to, deliver Confirmations confirming periodic adjustments in the Pricing Rate for a particular Transaction.

     (c) Notwithstanding Paragraph 3(b) of the Master Repurchase Agreement, in the event of any conflict between the terms of a Confirmation and this Agreement, such Confirmation shall prevail.

11.  INCOME PAYMENTS. All payments and distributions, whether in cash or in
     ------ --------
     kind, made on or with respect to the Mortgage Loans shall, unless otherwise mutually agreed by Buyer and Seller, be paid, delivered or transferred in the case of Mortgage Loans, so long as an Event of Default on the part of Seller shall not have occurred and be continuing, directly to the Servicer from the related mortgagor.

12.  MARKET VALUE DETERMINATION. Buyer shall determine the Market Value for the
     --------------------------
     Purchased Securities in the good faith exercise of its reasonable business judgment from time to time and at such time as it may elect in its sole discretion; provided, however, that Buyer shall assign a Market Value of
                 --------  -------
     zero with respect to (i) any Mortgage Loan that has been delinquent for at least sixty (60) days, (ii) any Mortgage Loan with respect to which there is a breach of a representation, warranty or covenant made by Seller in this Agreement or the Custody Agreement that materially adversely affects Buyer's interest in such Mortgage Loan and which breach has not been cured prior to the date on which Market Value is being determined, (iii) any Mortgage Loan that Buyer determines in its sole discretion has not been originated in accordance with the Acquisition Agreement and (iv) any Mortgage Loan with respect to which the initial payment of Mortgage Loan Income is in default or delinquent.

13.  SECURITY INTEREST.
     -----------------

     (a) In the event, for any reason, any Transaction is construed by any court as a secured loan rather than a purchase and sale, the parties intend that Buyer shall have a perfected first priority security interest in all of the Purchased Securities.

     (b) Seller shall pay all reasonable fees and expenses associated with perfecting such security interest including, without limitation, the cost of filing financing statements under the Uniform Commercial Code, to the extent required by Buyer or its counsel, and any reasonable fees charged by the Custodian.

14.  DELIVERY OF ADDITIONAL DOCUMENTS.
     --------------------------------

     Seller shall, simultaneously with the funding of each Transaction, deliver to Buyer through the Custodian a fully executed Trust Receipt.

15.  REPRESENTATIONS, WARRANTIES AND COVENANTS.
     -----------------------------------------

     (a) Each party represents and warrants, and shall on and as of the Purchase Date of any Transaction be deemed to represent and warrant, as follows:

          (i) The execution, delivery and performance of the Agreement and the performance of each Transaction do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant hereto) upon or with respect to any of its properties; and

          (ii) The Agreement is, and each Transaction when entered into under the Agreement will be, a legal, valid and binding obligation of such party enforceable against it in accordance with the terms of the Agreement, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).


     (b) Seller represents and warrants as of the date of the Agreement and as of the Purchase Date of each Transaction, as follows:

          (i) All information provided by Seller to Buyer or the Custodian concerning the Mortgage Loans is true and correct in all material respects;

          (ii) No Mortgage Loan shall have any scheduled payments of Mortgage Loan Income in default or delinquent by more than sixty (60) days unless the Servicer shall have advanced such payment;

          (iii) No Mortgage Loan shall have the initial scheduled payment of Mortgage Loan Income in default or delinquent;

          (iv) Seller shall cause each Mortgage Loan to be serviced in accordance with standards maintained by the servicers of mortgage loans that are generally accepted in the mortgage servicing industry as reasonable and prudent;

          (v) Seller, immediately prior to the purchase by Buyer under the Agreement, is the legal and beneficial owner of the Mortgage Loans free and clear of any lien, security interest, option or encumbrance;

          (vi) Buyer has a perfected first-priority security interest in each Mortgage Loan (including all proceeds, distributions and other amounts realized in respect thereof) subject to no prior lien, charge, encumbrance or rights of others, and no further action, other than the possession by the Custodian of certain documents relating thereto pursuant to the Custody Agreement, including any filing or recordation of any document, is required in order to establish and perfect the liens on and security interest in the Mortgage Loans in favor of Buyer against any third party in any jurisdiction;

          (vii) No Mortgage Loan was subject to any lien or encumbrance at the time of the purchase thereof by Buyer under the Agreement;

          (viii) No Mortgage Loan has an CLTV in excess of 95%;

          (ix)   The weighted average CLTV of all Mortgage

                 Loans subject to the Agreement does not exceed 85%;


          (x) Notwithstanding any other provision of the Agreement and except as otherwise agreed by Buyer in writing with respect to any particular Eligible Asset or group of Eligible Assets, no Eligible Asset subject to any Transaction hereunder shall have been subject to the Agreement or to the Custody Agreement for more than one hundred and eighty (180) days in aggregate;

          (xi) Each Eligible Asset has been originated in compliance with all applicable laws and the guidelines described in the Acquisition Agreement or such other origination guidelines as may be agreed to by Buyer in writing; and


          (xii) Since the date of the most recent balance sheet or financial statement delivered by Seller to Buyer pursuant to Paragraph 19 of these Supplemental Terms, there has been no material adverse change in its financial condition or results of operations.

     (c)  Seller covenants with Buyer as follows:

          (i) Seller shall be at the time it delivers any Mortgage Loans to the Custodian or Buyer for any Transaction, and shall continue to be, through the Purchase Date relating to each such Transaction, the legal and beneficial owner of such Mortgage Loans free and clear of any lien, security interest, option or encumbrance except for the security interest created by the Agreement;

          (ii) All data and other information relating to the Mortgage Loans provided at any time by or on behalf of Seller to the Custodian, whether in writing, by electronic transmission or on computer tape or diskette or otherwise, will be true and correct;

          (iii) Seller or the Servicer will pay and discharge all taxes, levies, liens and other charges on its assets and on the Purchased Securities sold by it to Buyer under the Agreement which, in each case, in any manner would create any lien or charge upon such Purchased Securities and which would materially adversely affect the interests of Buyer except those that are being contested by Seller in good faith and with respect to which payment has been stayed by a court of competent jurisdiction;

          (iv) On an ongoing basis, at Seller's expense without request of Buyer, Seller shall provide Buyer with Seller's audited year-end balance sheet and income statement within ninety (90) days after the end of Seller's fiscal year and Seller's quarterly balance sheet and income statement within forty-five (45) days after the end of each of Seller's three other fiscal quarters;

          (v) The weighted average CLTV of all Mortgage Loans subject to the Agreement shall not exceed 85%;

          (vi) Seller shall fail to promptly notify Buyer of (i) the acceleration of any debt obligation or the termination of any credit facility of Seller; (ii) the amount and maturity of any such debt assumed after the date hereof; (iii) any adverse developments with respect to pending or future litigation involving Seller; and (iv) any other developments which might materially and adversely affect the financial condition of Seller;

          (vii) The Eligible Assets relating to each Transaction shall satisfy the origination quality and credit parameters as have been agreed to by Buyer in writing;

          (viii) Seller's GAAP Net Worth shall not at any time be less than $30,000,000;

          (ix) Seller shall not experience losses or changes in its financial condition that cause its GAAP Net Worth for any two consecutive calendar quarters to be less than or equal to 80% of its GAAP Net Worth as of the commencement of such period;

          (x) Seller shall promptly notify Buyer when any Mortgage Loan becomes more than thirty (30) days delinquent; and

           (xi) The Custodian shall act as an independent third-party bailee under the Custody Agreement and shall not be in control of or under common control with Seller.

                  [INSERT ADDITIONAL CREDIT COVENANTS AS MAY
                BE REQUIRED BY MERRILL LYNCH CORPORATE CREDIT]

16.  EVENTS OF DEFAULT.
     -----------------

     (a) The term "Event of Default" shall, in addition to the definition set forth in the Master Repurchase Agreement, include the following events:

           (i) Any governmental or self-regulatory authority shall take possession of Seller, or any Affiliate thereof, or all or substantially all its property or appoint any such trustee, receiver, conservator or other official, or such party shall take any action to authorize any of the actions set forth in this clause (i).

           (ii) Buyer or Seller shall have reasonably determined that the other party is or will be unable to meet its commitments under this Agreement, shall have notified such other party of such determination and such other party shall not have responded with appropriate information to the contrary to the satisfaction of the notifying party within one (1) Business Day.

           (iii) In the reasonable judgment of Buyer a material adverse change shall have occurred in the business, operations, properties, prospects or financial condition of Seller;

           (iv) The Agreement shall for any reason cease to create a valid, perfected, first priority security interest in any of the Purchased Securities; provided, however, that such
                                        --------  -------
                  circumstance shall not constitute an Event of Default if, after determining the Market Value of the Mortgage Loans without taking into account the Mortgage Loans with respect to which such circumstance has occurred, no other Event of Default shall have occurred and be continuing;

           (v) Seller shall be in default with respect to any normal and customary covenants under any material contract or agreement to which it is a party (which covenants include, but are not limited to, an Act of Insolvency of Seller or the failure of Seller to make required payments in an aggregate amount in excess of $100,000) dollars under such contract or agreement as they become due) which default permits acceleration of the obligations of Seller under such contract or agreement by any other party thereto;

           (vi) Seller shall merge or consolidate into any entity unless the surviving or resulting entity shall be acceptable to Buyer, in its sole discretion, and such entity expressly assumes by written agreement, executed and delivered to Buyer in form and substance satisfactory to Buyer, the performance of all Seller's duties and obligations hereunder and under the Custody Agreement;

           (vii) Buyer shall request assurances as to the financial well-being of Seller and such assurances shall not have been provided in writing within twenty-four (24) hours;

           (viii) A final judgment by any competent court in the United States of America for the payment of money in an amount of at least $100,000 is rendered against the defaulting party, and the same remains undischarged or unpaid for a period of sixty (60) days during which execution of such judgment is not effectively stayed;

           (ix) Any representation or warranty made by Seller in the Agreement or the Custody Agreement shall have been incorrect or untrue when made or repeated or when deemed to have been made or repeated and such breach is continuing; provided, however,
                                                          --------  -------
                  that with respect to any representation or warranty made by Seller with respect to a Mortgage Loan, such circumstance shall not constitute an Event of Default if after determining the Market Value of such Mortgage Loan without taking into account the Mortgage Loan with respect to which such circumstances have occurred, no other Event of Default shall have occurred and be continuing;

           (x) Seller shall breach any covenant in the Agreement and such breach is continuing;

           (xi) The filing by Seller or an Affiliate of a petition in bankruptcy, the adjudication of Seller as insolvent or bankrupt, the application by Seller or an Affiliate for any receiver or trustee for itself or any substantial part of its property, the commencement of any proceeding relating to Seller or an Affiliate under any reorganization, arrangement, dissolution or liquidation law, or the initiation of any such proceeding against Seller or an Affiliate if such party indicates by any act its consent thereto or if such proceeding is not dismissed or stayed within forty-five (45) days, notwithstanding Paragraph 2(a)(ii)(C) of the Master Repurchase Agreement; and

           (xii) A firm of independent accountants shall have failed to issue an opinion or shall have issued an opinion qualified adversely in any material respect in connection with the most recent audited financial statements of Seller.

     (b) In addition to the other remedies available to Buyer or Seller upon the occurrence and during the continuance of an Event of Default by a defaulting party, Buyer shall have the following additional remedies upon the occurrence and during the continuance of an Event of Default by Seller:

           (i) All rights of Seller to receive payments on the Mortgage Loans which it would otherwise be authorized to receive pursuant to Paragraph 5 of the Master Repurchase Agreement as modified by Paragraph 4 of these Supplemental Terms shall cease, and all rights to such payments shall thereupon become vested in Buyer, which shall thereupon have the sole right to receive such payments and apply them to the amounts owed by Seller pursuant to the Agreement.

           (ii) All payments that are received by Seller contrary to the provisions of the preceding clause (i) shall be received in trust for the benefit of Buyer, shall be segregated from other funds of Seller and shall be promptly paid to Buyer.

           (iii) Buyer may unilaterally instruct the Servicer to direct all payments of Mortgage Loan Income directly to Buyer.

           (iv) Buyer may exercise any self-help remedies permitted by applicable law.

     (c) In addition to the other remedies available to Buyer or Seller upon the occurrence and during the continuance of an Event of Default by a defaulting party, the non-defaulting party shall be entitled to the right of set off with respect to any amounts owed by the defaulting party or any Affiliate of the defaulting party to the non-defaulting party or any Affiliate of the non-defaulting party under any contract, margin account or other arrangement.

     (d) Any sale of Purchased Securities under Paragraph 11 of the Master Repurchase Agreement as modified by these Supplemental Terms shall be conducted in a commercially reasonable manner.

     (e) Expenses reasonably incurred in connection with an Event of Default shall include without limitation those reasonable costs and expenses incurred by the nondefaulting party as a result of the early termination of any repurchase agreement or reverse repurchase agreement entered into by the nondefaulting party in connection with the Transaction then in default.

     (f) Any provision of the Agreement to the contrary notwithstanding, no breach of a representation, warranty or covenant with respect to any Mortgage Loan shall be an Event of Default if, after determining the Market Value of the Mortgage Loans without taking into account the Mortgage Loan with respect to which such breach has occurred, no other Event of Default shall have occurred and be continuing.

17.  UNILATERAL TERMINATION BY BUYER.
     -------------------------------

     (a) At the option of Buyer, exercised by thirty (30) days prior written notice to Seller, the Repurchase Date for some or all of the Transactions under the Agreement shall be deemed to immediately occur in the event that the senior debt obligations or short-term debt obligations of Merrill Lynch & Co., Inc. shall be rated below the four highest generic grades (without regard to any pluses or minuses reflecting gradations within such generic grades) by any nationally-recognized statistical rating organization.

     (b) The event specified in Paragraph 17(a) of these Supplemental Terms which may, at the option of Buyer, cause an acceleration of the Repurchase Date for a Transaction shall be in addition to any other rights of Buyer to cause such an acceleration under the Agreement.

18.  APPLICATION OF PROCEEDS.  The proceeds of any sale or other realization of
     -----------------------
     all or any part of the Purchased Securities, and any other cash at the time held by Buyer under the Agreement, shall be applied by Buyer in the following order of priority:

                  First, to the payment of all reasonable costs and expenses of
                  -----
           such sale incurred by Buyer and its Affiliates and all reasonable expenses (including the fees and expenses of counsel), liabilities and advances reasonably made or incurred by Buyer and its affiliates in connection therewith.

                  Second, to the payment of the outstanding Repurchase Price
                  ------
           owed by Seller jointly and severally under the Agreement.

                  Third, to the payment of all other amounts owed by Seller
                  -----
           under the Agreement.

                  Fourth, to the payment of any other amounts owed by Seller to
                  ------
           Buyer or any Affiliate thereof under any other instrument or agreement.

                  Fifth, to the payment to Seller, or to such other person as a
                  -----
           court of competent jurisdiction may direct, of any surplus then remaining from such proceeds and other cash.

                  As used in the Agreement, "proceeds" of the Purchased Securities shall mean cash and other property received or otherwise realized in respect of the Purchased Securities.

19.  FINANCIAL STATEMENTS.
     --------------------

     (a) As of the date hereof, Buyer shall provide Seller with its audited year-end financial statements and its most recently available interim financial statement. As of the date hereof, Seller shall provide Buyer with its most recently available interim financial statement and Seller shall provide Buyer, not later than February 28, 1997, with its audited year-end financial statements. Buyer and Seller shall from time to time each provide the other with audited year-end financial statements and additional publicly available interim financial statements upon the other party's reasonable request.

     (b) Seller shall provide Buyer, at the expense of Seller when requested by Buyer, with all periodic unaudited balance sheets and income statements from time to time within forty-five (45) days after the preparation thereof.

     (c) Each delivery of Purchased Securities by Seller to Buyer hereunder will constitute a representation by Seller that there has been no material adverse change in Seller's financial condition not disclosed to Buyer since the date of Seller's most recent unaudited balance sheet or income statement delivered to Buyer. Seller shall provide Buyer, from time to time at Seller's expense, with such information concerning Seller of a financial or operational nature as Buyer may reasonably request promptly upon receipt of such request.

20.  PRICE DIFFERENTIAL; REPURCHASE PRICE; PRICING RATE; BUYER'S MARGIN
     ------------------------------------------------------------------
     PERCENTAGE.
     ----------

     (a) The Price Differential shall be payable in arrears with respect to each Transaction, together with the Purchase Price therefor, on the termination date for the related Transaction or as may be otherwise mutually agreed upon by the parties and as specified in the related Confirmation.

     (b) All calculations of Price Differential shall be made on the basis of a 360-day year and the actual number of days elapsed.

     (c) Payment of the Repurchase Price (including the Price Differential) shall be made by wire transfer in immediately available funds or in such other manner as may be mutually agreed upon by Buyer and Seller in writing. Amounts received by Buyer after 3:00 p.m., New York City time, on any Business Day shall be deemed to have been paid by Seller and received by Buyer on the next succeeding Business Day.

     (d) Any provision of the Agreement to the contrary notwithstanding, Buyer has the right, in its sole discretion, to change the Pricing Rate and the Buyer's Margin Percentage with respect to any Purchased Security that is a Mortgage Loan more than thirty (30) days delinquent. Any such adjustment in the Pricing Rate and the Buyer's Margin Percentage shall be immediately effective even though the Repurchase Date for the related Transaction shall not have occurred.

21.  MAXIMUM TRANSACTION AMOUNT; TRANSACTIONS OPTIONAL.
     -------------------------------------------------

     (a) The aggregate outstanding Repurchase Price for the Purchased Securities that are Mortgage Loans shall not at any time exceed $200,000,000.

     (b) The aggregate outstanding Repurchase Price for the Purchased Securities that are second lien Mortgage Loans shall not at any time exceed $30,000,000.

     (c) Any provision of the Agreement to the contrary notwithstanding, Buyer is not required to enter into any Transactions under the Agreement, Buyer may in its sole discretion reject any assets proposed to be sold to it hereunder and any decision to enter into a Transaction under the Agreement shall be made by Buyer in its sole discretion.

22.  TERMINATION.  Notwithstanding any provisions of Paragraph 15 of the
     -----------
     Master Repurchase Agreement to the contrary, the Agreement and all Transactions outstanding hereunder shall terminate automatically without any requirement for notice on the date occurring on the earlier of (i) eleven months and twenty-nine days after the date of the Agreement and (ii) the written agreement of Seller and Buyer; provided, however, that
                                                --------  -------
     notwithstanding the foregoing, the Agreement shall continue in full force and effect until any outstanding Repurchase Price has been paid in full. Upon termination of the Agreement and the payment of the Repurchase Price with respect to all Transactions, Buyer shall release its lien and security interest under the Agreement and assign, transfer and deliver, against receipt, any remaining Purchased Securities and money received in respect thereof to or on the order of Seller. Upon the request of Seller, Buyer will then execute termination statements and such other documents as Seller may reasonably request as are necessary to make clear upon the public record the termination of the lien and security interests created by the Agreement with respect to the Purchased Securities.

23.  ADDITIONAL INFORMATION; CONFIDENTIALITY.
     ---------------------------------------

     (a) At any reasonable time, Seller shall permit Buyer, its agents or attorneys, to inspect and copy any and all documents and data in their possession pertaining to each Mortgage Loan that is the subject of such Transaction. Such inspection shall occur upon the request of Buyer at a mutually agreeable location during regular business hours and on a date not more than two (2) Business Days after the date of such request.

     (b) Seller agrees to provide Buyer from time to time with such information concerning Seller of a financial or operational nature as Buyer may reasonably request.

     (c) Each of the parties acknowledges that the Agreement and the Custody Agreement are confidential in nature and each such party agrees that, unless otherwise directed by a court or regulatory entity of competent jurisdiction or as may be required by federal or state law (which determination as to federal or state law shall be based upon written advice of counsel), it shall limit the distribution of such document to its officers, employees, attorneys, accountants and agents as required in order to conduct its business with the other parties hereto. This subparagraph (c) shall not apply to information which has entered the public domain through means other than a breach of the foregoing covenant by the party seeking to distribute such documents or which the other party has given written permission to disclose.

24.  MARGIN MAINTENANCE.  Paragraph 4(a) of the Master Repurchase Agreement is
     ------------------
     hereby modified to provide that if the notice to be given by Buyer to Seller under such paragraph is given at or prior to 10:00 a.m. New York City time on a Business Day, Seller transfer the cash or Additional Purchased Securities to Buyer (in the manner contemplated by the Agreement and the Custody Agreement) prior to the close of business in New York City on the date of such notice, and if such notice is given after 10:00 a.m. New York City time, Seller shall transfer the cash or Additional Purchased Securities (in the manner as aforesaid) prior to the close of business in New York City on the Business Day following the date of such notice.

25.  OPINIONS OF COUNSEL.  Seller shall, on the date of the first Transaction
     -------------------
     hereunder and, upon the request of Buyer, on the date of any subsequent Transaction, cause to be delivered to Buyer, with reliance thereon permitted as to any person or entity that purchases the Eligible Assets from Buyer in a repurchase transaction, a favorable opinion of Seller's counsel with respect to the matters set forth in Exhibit D hereto, in form and substance reasonably acceptable to Buyer.

26.  FURTHER ASSURANCES.  Seller shall promptly provide such further assurances
     ------------------
     or agreements as Buyer may request in order to effect the purposes of the Agreement.

27.  BUYER AS ATTORNEY-IN-FACT.  Upon the occurrence and during the continuation
     -------------------------
     of an Event of Default, Buyer is hereby appointed the attorney-in-fact of Seller for the purpose of carrying out the provisions of the Agreement and taking any action and executing any instruments that Buyer may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, after an Event of Default has occurred and is continuing, Buyer shall have the right and power to (i) take any action Buyer deems prudent to direct the receipt of payments on any Mortgage Loan from the Servicer thereof to Buyer or its designee, including, without limitation, the sending of any letter which irrevocably instructs such Servicer to make all payments directly to Buyer or its designee, and (ii) receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the principal of or interest on any of the Purchased Securities and to give full discharge for the same.

28.  PERMITTED ASSIGNMENT.
     --------------------

     (a) Seller shall not assign to any Person its duties and obligations under the Agreement or the Custody Agreement or its liabilities with respect to the Agreement or the Custody Agreement without the express written consent of Buyer.

     (b) Notwithstanding any assignment of rights as contemplated by Paragraph 28(a) of these Supplemental Terms, Seller shall remain obligated to Buyer pursuant to the terms of the Agreement as though no such assignment had occurred.

     (c) Buyer's rights and remedies with respect to the Mortgage Loans and otherwise under the Agreement shall not be affected by any such assignment.

29.  APPOINTMENT OF AGENT.  MLCC hereby appoints MLMCI as its agent for purposes
     --------------------
     of reviewing and executing Confirmation/Funding Requests, determining Market Value, exercising any termination option provided for in the Agreement, exercising MLCC's rights under any margin maintenance provision of the Agreement, exercising MLCC's rights under the default provisions of the Agreement and such other purposes as MLCC may direct. The appointment of such agent shall not relieve MLCC of its obligations as Buyer hereunder.

30.  EXPENSES.  Seller shall pay its own expenses incurred in connection with
     --------
     the transactions contemplated hereby. In addition, Seller shall pay the reasonable fees and expenses incurred by Buyer in connection with the transactions contemplated hereby (including without limitation the fees and expenses of Buyer's counsel) up to an amount equal to $20,000.

31.  COUNTERPARTS.  The Agreement may be executed in any number of counterparts,
     ------------
     each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

32.  BINDING TERMS.  All of the covenants, stipulations, promises and agreements
     -------------
     in the Agreement shall bind the successors and assigns of the parties hereto, whether expressed or not.

33.  NOTICES AND OTHER COMMUNICATIONS.  Any provision of Paragraph 13 of the
     --------------------------------
     Master Repurchase Agreement to the contrary notwithstanding, any notice required or permitted by the Agreement shall be in writing (including telegraphic, facsimile or telex communication) and shall be effective and deemed delivered only when received by the party to which it is sent; provided, however, that a facsimile transmission shall be deemed to be received when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission. Any such notice shall be sent to a party at the address or facsimile transmission number set forth in Annex II attached hereto.

34.  INCORPORATION OF TERMS.  The Master Repurchase Agreement as supplemented
     ----------------------
     hereby shall be read, taken and construed as one and the same instrument.

35.  CONTROLLING AGREEMENT. The Agreement shall supersede all
     ---------------------
     other agreements between the parties relating to the subject matter hereof.

                                                  EXHIBIT A
                          CONFIRMATION/FUNDING REQUEST

  TO:  NovaStar Financial, Inc.                   FROM:  Merrill Lynch Mortgage Capital Inc.
       -------------------------                                 101 Hudson Street, 12th Floor
       -----------------------                                                         Jersey City, NJ  07302
       Attention:                  ]                                                   Attention:  Michael Jackson
                 ------------------

Merrill Lynch Mortgage Capital Inc. ("Buyer") is pleased to confirm your sale and our purchase of the Mortgage Loans listed on Attachment I hereto pursuant to the Master Repurchase Agreement (including the supplemental terms set forth in Annex I thereto), dated as of January _, 1997 (the "Master Repurchase Agreement") among Buyer and NovaStar Financial, Inc. under the following terms and conditions:

ORIG PRIN AMT OF MTG LOANS:
                              -----        -----        -----       -----        ------
REM PRIN AMT OF MTG LOANS:
                              -----        -----        -----       -----        ------
PURCHASE DATE:
                              -----        -----        -----       -----        ------
REPURCHASE DATE:
                              -----        -----        -----       -----        ------
PURCHASE PRICE:
                              -----        -----        -----       -----        ------
PRICING RATE:
                              -----        -----        -----       -----        ------
PRICE DIFFERENTIAL DUE:
                              -----        -----        -----       -----        ------
BUYER'S MARGIN AMOUNT:
                              -----        -----        -----       -----        ------
SELLER'S MARGIN AMOUNT:
                              -----        -----        -----       -----        ------

The Master Repurchase Agreement is incorporated by reference into this Confirmation/Funding Request and made a part hereof as if it were fully set forth herein. All capitalized terms used herein but not otherwise defined shall have the meanings specified in the Master Repurchase Agreement.

                                        MERRILL LYNCH MORTGAGE CAPITAL INC.
NOVASTAR FINANCIAL, INC.

BY:                                     BY:
   -------------------------               ---------------------------

NAME:                                   NAME:
      ----------------------                  ------------------------
TITLE:                                  TITLE:
      ----------------------                  ------------------------

                                                                    ATTACHMENT I
                                                                    TO EXHIBIT A


                CONFIRMATION/FUNDING REQUEST FOR MORTGAGE LOANS
                -----------------------------------------------

                                 Request No. ___
                                 Date: _________


             Product    Wire     Loan    Borrower     Loan    Purchase    Market   Takeout   Note   Commitment  Takeout   Maturity
   Investor   Type      Date    Number     Last      Amount     Price     Value     Date     Rate    Number*     Price      Date
   --------  ------     ----    ------     -----     ------    ------     ------   ------    ----    -------    -------   ------






TOTALS:

NovaStar Financial, Inc.

By:
       ------------------------------

Title:
       ------------------------------

Date:
       ------------------------------                                                                              Amount to be
                                                                                                                   funded by Buyer:

-----------------
$
 ------------

*   To be provided within 2 Business Days of funding if not currently available.

** NovaStar Financial, Inc. hereby represents that no warehouse lien or other lien or encumbrance exists with respect to the above-referenced Mortgage Loans.

                                   EXHIBIT B
                                   ---------

                         SELLER'S WARRANTY CERTIFICATE


          I, ___________________, hereby certify that I am the duly appointed _____________ of NovaStar Financial, Inc. ("Seller").

          Pursuant to its sale to Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Credit Corporation, as applicable ("Buyer"), from time to time as Buyer and Seller may agree, of mortgage loans ("Mortgage Loans") purchased by Seller from Salomon Brothers Realty Corp. pursuant to an agreement dated as of January 17, 1997 (the "Acquisition Agreement") in which Salomon Brothers Realty Corp. assigned to Seller all of its right, title and interest in and to the Mortgage Loans. New Century Mortgage Corporation will service the Mortgage Loans pursuant to the Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 1996, between Salomon Brothers Realty Corp. and New Century Mortgage Corporation (the "New Century Servicing Agreement"). New Century Mortgage Corporation will discharge its servicing duties through Advanta Mortgage USA, as subservicer, pursuant to a Loan Servicing Agreement, dated as of March 22, 1996, between New Century Mortgage Corporation and Advanta Mortgage USA (the "Advanta Servicing Agreement ", and together with the New Century Servicing Agreement, the "Servicing Agreement"). The documents relating to the Mortgage Loans will be held by First Union National Bank of Maryland, as custodian (the "Custodian"), pursuant to a Custody Agreement, dated as of January 31, 1997 among Buyer, Seller and the Custodian (the "Custody Agreement") and pursuant to the Master Repurchase Agreement, dated as of January 31, 1997 (the "Master Repurchase Agreement"), between Seller and Buyer. Seller hereby represents, warrants and covenants as of the date hereof, which representations, warranties and covenants shall be deemed to be repeated on each Purchase Date and on each date a Transaction is outstanding with respect to the Mortgage Loans, as follows:

     1. Capitalized terms used herein and not defined shall have the meanings assigned to such terms in the Master Repurchase Agreement.

     2. Seller hereby sells, transfers, assigns, sets over and otherwise conveys to Buyer all of its right (including the power to assign the same), title and interest in and to the Acquisition Agreement with respect to each Mortgage Loan.

     3. Seller hereby represents to Buyer as follows with respect to each Mortgage Loan:

          (a) Attached as exhibits hereto are true, accurate and complete copies of the Acquisition Agreement and the Servicing Agreement with respect to the Mortgage Loan, which agreements are in full force and effect as of the date hereof, and which have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder.

          (b) Seller has good and marketable title to, and is the sole owner of, the Mortgage Loan, free and clear of any lien, charge or encumbrance or any ownership or participation interest in favor of any other person, and the mortgage note has not been assigned, pledged, hypothecated or otherwise transferred to any person.

     4. Seller hereby restates for the benefit of Buyer and hereby makes as of the date hereof the representations and warranties contained in the Acquisition Agreement with respect to the Mortgage Loans, which representations and warranties regardless of whether they were made as, at and to the origination of the Mortgage Loans by the maker thereunder, shall be deemed to be restated and made by Seller on each Purchase Date and on each date on which a Transaction is outstanding with respect to the Mortgage Loans.

     5. It is understood and affirmed by Seller that the representations and warranties set forth herein shall survive the sale of the Mortgage Loans to Buyer and shall inure to the benefit of Buyer and its successors and assigns, notwithstanding any restrictive or qualified endorsement on any mortgage note or assignment or the examination of any Mortgage File and without regard to any applicable statute of limitations. It is further understood and affirmed that with respect to the representations and warranties contained in the Acquisition Agreement which were made to the best of the knowledge of the maker of such restated representation or warranty thereunder, if it is discovered by Seller or Buyer that the substance of such representation or warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or materially and adversely affects Buyer's interest in such Mortgage Loan, Buyer shall be entitled to all the remedies to which it would be entitled for breach of a representation or warranty made herein, including, without limitation, the indemnification remedy contained herein, notwithstanding the original maker's or Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was initially made or restated by Seller. Upon the discovery by Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of Buyer in any Mortgage Loan, Seller shall give prompt written notice to Buyer.

          Seller shall indemnify Buyer and its successors and assigns and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from a breach of the representations and warranties contained herein, made by Seller to Buyer. It is understood and agreed that the obligations of Seller set forth herein to indemnify Buyer as provided herein are in addition to any other remedies of Buyer respecting a breach of the foregoing representations and warranties.

          IN WITNESS WHEREOF, I have hereunto signed my name as the duly authorized representative of Seller.

Dated:  January 31, 1997                       NOVASTAR FINANCIAL, INC.


                                               By:
                                                  -----------------------------
                                               Name:
                                               Title:

                                   EXHIBIT C
                                   ---------

               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement ("Agreement") made this 31st day of January, 1997, among Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Credit Corporation (collectively, "Buyer"), NovaStar Financial, Inc. ("Seller") and New Century Mortgage Corporation (the "Servicer").

     Buyer and Seller are contemporaneously herewith entering into a transaction pursuant to which Buyer shall purchase the mortgage loans identified on the schedule attached hereto as Schedule I (the "Mortgage Loans"), with a simultaneous agreement by Seller to repurchase such Mortgage Loans on demand or at a date certain, in accordance with the terms and conditions of the Master Repurchase Agreement (the "Master Repurchase Agreement"), dated as of January 31, 1997, between Buyer and Seller, and a written confirmation between Buyer and Seller.

     In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Mortgage Loans, which are serviced by the Servicer for Seller pursuant to the Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 1996, between Salomon Brothers Realty Corp. and New Century Mortgage Corporation (the "New Century Servicing Agreement"). New Century Mortgage Corporation will discharge its servicing duties through Advanta Mortgage USA, as subservicer, pursuant to a Loan Servicing Agreement, dated as of March 22, 1996, between New Century Mortgage Corporation and Advanta Mortgage USA (the "Advanta Servicing Agreement ", and together with the New Century Servicing Agreement, the "Servicing Agreement"). The Servicing Agreement, a copy of which is annexed hereto as Exhibit One, shall be subject to the terms of this Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to those terms in the Master Repurchase Agreement and the Servicing Agreement.

                                  Warranties
                                  ----------

     1. The Servicer and Seller warrant and represent that (a) attached hereto as Exhibit One is a true, accurate and complete copy of the Servicing Agreement which agreement is in full force and effect as of the date hereof which has not been waived, amended or modified in any respect nor have any notices of termination been given thereunder and (b) the Mortgage Loans constitute all of the mortgage loans serviced by the Servicer under the Servicing Agreement and that there are no real estate-owned properties managed or administered by the Servicer under the Servicing Agreement.

                           Assignment and Assumption
                           -------------------------

     2. Seller hereby assigns to Buyer all of its right, title, and interest in, to, and under the Mortgage Loans and, as permitted by and in accordance with the Servicing Agreement, the Servicing Agreement. Notwithstanding Seller's assignment herein of all of its right, title and interest, in, to, and under the Servicing Agreement, Seller shall not be relieved of its obligations under the Servicing Agreement and shall be the sole obligor to the Servicer thereunder. Advanta Mortgage USA shall discharge its duties as subservicer pursuant to the Advanta Servicing Agreement, which servicing agreement shall be subject to the terms of this Agreement.

                             Recognition of Buyer
                             --------------------

     3. From and after the date hereof, the Servicer shall recognize Buyer as the owner of the Mortgage Loans and assignee of Seller under the Servicing Agreement and will service the Mortgage Loans for Buyer in accordance with the terms of the Servicing Agreement as modified herein. It is the intention of Seller, the Servicer and Buyer that this Agreement will be the entire agreement between the Servicer and Buyer with respect to the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

     4. From and after the date hereof, Buyer hereby authorizes and directs the Servicer to remit all income from, and all proceeds of, the Mortgage Loans to Seller until otherwise notified by Buyer. Buyer shall so notify the Servicer in the event that Buyer determines that Seller is in default under the Master Repurchase Agreement or the Related Agreements, and the Servicer shall thereafter make all remittances to Buyer or its nominee. The receipt of such income and proceeds by Seller shall not create nor imply any interest or right whatsoever of Seller in or to the Mortgage Loans or such income or proceeds. Seller shall have no right to terminate the Servicer as servicer of the Mortgage Loans and Seller shall provide Buyer with prior written notice of any and all actions to be taken by Seller pursuant to its obligations under the Servicing Agreement with respect to the Mortgage Loans.

                                 Governing Law
                                 -------------

     5. This Agreement shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

                                  MERRILL LYNCH MORTGAGE
                                    CAPITAL INC.
                                                                Buyer

                                  By:
                                     ----------------------------
                                  Name:
                                       --------------------------
                                  Title:
                                        -------------------------


                                  MERRILL LYNCH CREDIT CORPORATION
                                                                Buyer

                                  By:
                                     ----------------------------
                                  Name:
                                       --------------------------
                                  Title:
                                        -------------------------


                                  NOVASTAR FINANCIAL, INC.,
                                                                Seller

                                  By:
                                     ----------------------------
                                  Name:
                                       --------------------------
                                  Title:
                                        -------------------------


                                  NEW CENTURY MORTGAGE CORPORATION
                                                                Servicer

                                  By:
                                     ----------------------------
                                  Name:
                                       --------------------------
                                  Title:
                                        -------------------------


                                  ADVANTA MORTGAGE USA
                                                                Sub-Servicer

                                  By:
                                     ----------------------------
                                  Name:
                                       --------------------------
                                  Title:
                                        -------------------------

                                                                     Exhibit One

                              SERVICING AGREEMENT

                                                                      Schedule 1

                            MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT D

                         OPINION OF COUNSEL TO SELLER

                                   ANNEX II



            Names and Addresses for Communications Between Parties



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                James B. Cason
                                Vice President
                       Merrill Lynch World Headquarters
                            World Financial Center
                            North Tower - 8th Floor
                           New York, New York 10281
                           Telephone: (212) 449-1219
                           Telecopy: (212) 449-6673


                       MERRILL LYNCH CREDIT CORPORATION
                    c/o Merrill Lynch Mortgage Capital Inc.
                                James B. Cason
                                Vice President
                       Merrill Lynch World Headquarters
                            World Financial Center
                            North Tower - 8th Floor
                           New York, New York 10281
                           Telephone: (212) 449-1219
                           Telecopy: (212) 449-6673


                          in each case with a copy to

                                Michael A. Blum
                                   Director
                       Merrill Lynch World Headquarters
                            World Financial Center
                            North Tower - 8th Floor
                           New York, New York 10281
                           Telephone: (212) 449-8486
                           Telecopy: (212) 449-6673


                           NOVASTAR FINANCIAL, INC.
                               Scott F. Hartman
                             1900 West 47th Place
                                   Suite 205
                            Westwood, Kansas 66205
                           Telephone: (913) 362-1090
                           Telecopy: (913) 362-1011

                                     II-1